EXHIBIT 24.4
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                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Mitchell M. Cox and Stephen G. Bodhurta and each of them, with full power to act without the other, her and his, respectively, true and lawful attorneys-in-fact and agents with full and several power of substitution, for her and him and in her and his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, and supplements to the Registration Statements for each of the Biotech HOLDRSSM Trust, B2B Internet HOLDRSSM Trust, Broadband HOLDRSSM Trust, Europe 2001 HOLDRSSM Trust, Internet HOLDRSSM Trust, Internet Architecture HOLDRSSM Trust, Internet Infrastructure HOLDRSSM Trust, Market 2000+ HOLDRSSM Trust, Oil Service HOLDRSSM Trust, Pharmaceutical HOLDRSSM Trust, Regional Bank HOLDRSSM Trust, Semiconductor HOLDRSSM Trust, Software HOLDRSSM Trust, Telecom HOLDRSSM Trust, Wireless HOLDRSSM Trust, Utilities HOLDRSSM Trust and Retail HOLDRSSM Trust, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she or he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                                Title
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    /s/ Candace M. Browning                          Director
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        Candace M. Browning


    /s/ Gregory J. Fleming                           Director
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        Gregory J. Fleming


    /s/ Do Woo Kim                                   Director
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        Do Woo Kim


    /s/ Joseph F. Regan                              Controller
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        Joseph F. Regan